WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED AUGUST 19, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MAY 1, 2013 OF

WESTERN ASSET CORE PLUS BOND FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2013, as supplemented on August 19, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2013, as supplemented on May 23, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2012, are incorporated by reference into this Summary Prospectus.

The section titled “Management – Investment Professionals” in the fund’s Summary Prospectus and in the fund’s Prospectus is deleted and replaced with the following:

Investment professionals: Stephen A. Walsh, Mark S. Lindbloom, Carl L. Eichstaedt, Michael C. Buchanan, Keith J. Gardner and S. Kenneth Leech. Each of Messrs. Walsh, Eichstaedt and Gardner has been part of the portfolio management team for the fund since its inception. Mr. Lindbloom has been part of the portfolio management team for the fund since 2006. Mr. Buchanan has been part of the portfolio management team for the fund since 2005. Mr. Leech has been part of the portfolio management team for the fund since August 2013. These investment professionals work together with a broader investment management team. It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014.

The section titled “More on fund management – Investment professionals” in the fund’s Prospectus is deleted and replaced with the following:

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Mark S. Lindbloom, Carl L. Eichstaedt, Michael C. Buchanan, Keith J. Gardner and S. Kenneth Leech. Messrs. Walsh, Lindbloom, Eichstaedt, Buchanan, Gardner and Leech have each been employed by Western Asset as an investment professional for at least the past five years. Mr. Walsh, Mr. Eichstaedt and Mr. Gardner have been part of the portfolio management team for the fund since its inception in 1998. Mr. Lindbloom and Mr. Buchanan have been part of the portfolio management team for the fund since 2006 and 2005, respectively. Mr. Leech has been a part of the portfolio management team for the fund since August 2013. It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the portfolio managers and any fund shares held by the investment professionals.

Please retain this supplement for future reference.

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